UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2017
Remark Media, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 900 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2017, the Board of Directors (the “Board”) of Remark Media, Inc. (“we”) accepted the resignations of Robert Goldstein and Jason Strauss from the Board, and elected Daniel Stein and Brett Ratner as directors to fill the vacancies created by Mr. Goldstein’s and Mr. Strauss’s resignations. The Board also appointed Mr. Stein to the Audit Committee and the Nominating and Governance Committee, and Mr. Ratner to the Compensation Committee and the Nominating and Governance Committee.

Item 8.01	Other Events.

On March 1, 2017, we issued a press release announcing Mr. Ratner’s appointment to the Board, and on March 2, 2017 we issued a press release announcing Mr. Stein’s appointment to the Board. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated March 1, 2017.
99.2	Press release dated March 2, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:	March 7, 2017	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer